UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   February 5, 2008

GREATER CHINA ACQUISITION CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52573
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

305 Madison Avenue, Suite 1166

New York, NY 10165

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

917-591-2648

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or before February 18, 2008 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated February 5, 2008 (the "Agreement"), Mr. Shaun Morgan of London, England (the "Purchaser"), will purchase 30,713,200 common shares of Greater China Acquisition Corp., a Delaware corporation (the "Company" or "Registrant") from Mr. William Tay, the majority shareholder, officer and director of the Company.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Share Purchase Agreement, Purchaser will purchase 30,713,200 shares of the Company's common stock from Mr. William Tay, the majority shareholder, officer and director of the Company.

The total of 30,713,200 shares represents 98% of the Company's issued and outstanding common stock.

On or before February 18, 2008, Purchaser will pay a Final Payment of US$71,910 in cash to Mr. William Tay, for his shares.

Immediately after the Closing, Purchaser will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended.

As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on February 18, 2008:

- William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective February 18, 2008.

- Shaun Morgan will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of February 18, 2008.

- William Tay will then resign as a member of the Board of Directors of the Company.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Mr. William Tay will resign as the Company's Director effective February 18, 2008. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

Mr. William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective February 18, 2008.

Mr. Shaun Morgan will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director effective on February 18, 2008.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

10.1

Share Purchase Agreement dated as of February 5, 2008 between William Tay and Shaun Morgan.

99.1

Resignation Letter from William Tay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater China Acquisition Corp.

By:	/s/ William Tay
Name: William Tay Title: President and Director

Dated: February 6, 2008